

# CY23 H1 Results

Investor Presentation

15 August 2023

Life360

# Disclaimer

This document dated 15 August 2023 has been prepared by Life360, Inc. (ARBN 629 412 942) (Company) and is provided for information purposes only. It contains summary information about the Company and its activities and is current as at the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission, available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

By reading this document you agree to be bound by the limitations set out in this document. No representation or warranty, express or implied, is made as to the accuracy, reliability, completeness or fairness of the information, opinions, forecasts, reports, estimates and conclusions contained in this document. To the maximum extent permitted by law, none of the Company and its related bodies corporate, or their respective directors, employees or agents, nor any other person accepts liability for loss arising from the use of or reliance on information contained in this document or otherwise arising in connection with it, including without limitation any liability from fault of negligence.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PLSRA"), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including average revenue per paying circle (ARPPC), and average revenue per User (ARPU) is "non-IFRS information" under Regulatory Guide 230 (Disclosing non-IFRS financial information) published by ASIC or "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act.

All values are stated in US dollars unless otherwise stated.



01
## Business Update
Chris Hulls, Co-Founder and CEO
Russell Burke, CFO

02
## Strategy Update
Lauren Antonoff, COO

03
## Financial Overview
Russell Burke

04
## Outlook
Chris Hulls

05
## Q&A
Chris Hulls, Russell Burke

06
## Appendix
1. Operating metrics
2. Financials
3. Non-GAAP financial measures

Note : All references in this presentation to $ are to US$

# 01

# Business Update

Chris Hulls, Co-Founder and CEO
Russell Burke, CFO



WHY WE EXIST

# The Life360 mission is to keep people close to the ones they love

Life360 aims to build on our foundation of location and family safety to disrupt billion dollar categories by creating mobile experiences that make life safer, easier and more satisfying


Families with newborns
Families with young kids
Families with teens
Families with college kids
Empty nesters
Aging parents

CY23 H1 USER HIGHLIGHTS

# Connecting families and saving lives

**921,138**
Help alerts sent

**18,645**
Ambulances dispatched

**144 billion**
Miles driven with Life360 Crash Detection



“Grateful we have Life360. This happened to me this morning. **I used the Life360 SOS button that notified emergency services and sent my location.** They were able to find me. Thank God I got out of the car. The water was flowing so quickly. **Highly recommend the Life360 app**”
Life360 User
(Trinity, Texas)

**16 billion**
Safe arrival notifications

**9.5M+**
Monthly active Tile devices

**19.7M**
Tile “Items Left Behind” smart alerts

# One of the Highest DAUs Across All Apps

## US App Rankings by DAU[1]

| Rank | App | Publisher | Rank | App | Publisher | Rank | App | Publisher |
|---|---|---|---|---|---|---|---|---|
| 1 | YouTube | Google | 11 | WhatsApp Messenger | WhatsApp | 21 | Discord | Discord |
| 2 | Facebook | Meta | 12 | Amazon | Amazon | 22 | Microsoft Outlook | Microsoft |
| 3 | TikTok | ByteDance | 13 | BeReal | BeReal | 23 | Google Photos | Google |
| 4 | Snapchat | Snap | 14 | Netflix | Netflix | 24 | Pandora Music | Pandora |
| 5 | Instagram | Instagram | 15 | Twitter | Twitter | 25 | LinkedIn | Linkedin |
| 6 | Facebook Messenger | Meta | 16 | Life360 Family Locator | Life360 | 26 | NewsBreak | Particle Media |
| 7 | Gmail | Google | 17 | Chrome Browser | Google | 27 | Cash App | Block Inc |
| 8 | Spotify | Spotify | 18 | Pinterest | Pinterest | 28 | Waze | Waze |
| 9 | Google Maps | Google | 19 | ROBLOX | Roblox | 29 | Temu | Temu |
| 10 | Google | Google | 20 | The Weather Channel | The Weather Company | 30 | SHEIN | Shein |

## US iOS Social Networking App Rankings by DAU[1]

| Rank | App | Publisher | Rank | App | Publisher | Rank | App | Publisher |
|---|---|---|---|---|---|---|---|---|
| 1 | Facebook | Meta | 11 | WeChat | Tencent | 21 | Messenger Kids | Meta |
| 2 | Facebook Messenger | Meta | 12 | TextNow | TextNow | 22 | Signal Private Messenger | Open Whisper Systems |
| 3 | WhatsApp Messenger | WhatsApp | 13 | Telegram | Telegram | 23 | Grindr | Grindr |
| 4 | BeReal | BeReal | 14 | sendit | Iconic Hearts | 24 | BAND | NAVER |
| 5 | Life360 Family Locator | Life360 | 15 | Wizz | VLB | 25 | HoYoLAB | miHoYo |
| 6 | Discord | Discord | 16 | Locket Widget | Locket Labs | 26 | IMVU Mobile | Together Labs |
| 7 | Threads | Instagram | 17 | Marco Polo Video Walkie | Joya Communications | 27 | KakaoTalk | Kakao |
| 8 | Google Duo | Google | 18 | Tumblr | Tumblr | 28 | Kik Messenger | Kik |
| 9 | GroupMe | Skype | 19 | Viber | Viber Media | 29 | POF Online Dating | Match Group |
| 10 | LINE | LINE | 20 | Skype | Skype | 30 | Timehop | Timehop |

[1] In June 2023; data.ai.

# Rivals the biggest names in social and streaming media

**Global Daily Active Users (DAU)/Monthly Active Users (MAU) Ratio (%)**


64%
64%
58%[1]
41%
40%
38%
34%
33%
31%
30%
30%
28%
25%
17%
16%
16%
14%
Social Media
Streaming Media
Life360
U.S. with push notifications
Hyper-Engaged Social[1]
Life360
hulu
HBO
(Video)

Source: data.ai

1. Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and Twitter.

# Cementing our position as the market-leading family safety membership service

## Growing our audience

**~54m**
Global Monthly Active Users
+ 29% YoY

**41%**
Daily Active Users as % Monthly Active Users*

## Driving Membership

**~1.6m**
Global Paying Circles
+ 17% YoY

**42%**
YoY lift in CY23 Q2 U.S. ARPPC reflecting price increase

## Expanding Internationally

**~400k**
International Paying Circles
+ 44% YoY

On track for UK triple tier membership launch in H2

## Maintaining financial discipline

**~$249m**
Annualized Monthly Revenue**
+43% YoY

**~$6.2m**
Adjusted H1 EBITDA, second consecutive quarter of positive AEBITDA

*For month of June 2023. **June 2023 Annualized Monthly Revenue (AMR)

# Delivering on growth

| $M | CY22 H1 | CY23 H1 | % ch YoY | CY23 Full Year Guidance |
|---|---|---|---|---|
| **Revenue** | | | | |
| Subscription | 69.1 | 104.4 | +51% | |
| Hardware | 16.5 | 21.6 | +31% | |
| Other | 14.3 | 13.0 | (9)% | |
| **Total revenue** | **99.8** | **138.9** | **+39%** | **300-310** |
| Annualized Monthly Revenue (AMR) (excluding Hardware) | 174.4 | 248.7 | +43% | |
| Non-GAAP Operating Expenses | 99.8 | 99.6 | 0% | |
| **Adjusted* EBITDA** | **(32.3)** | **6.2** | | **9-14** |
| **Net loss** | **(58.2)** | **(18.5)** | | |
| **Cash and cash equivalents**** | **79.3** | **64.2** | | |

Note: Tables may not add due to rounding.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
** Cash and cash equivalents includes Restricted Cash.

## Commentary

- Strong subscription revenue momentum, up 51% including hardware subscriptions, and 61% for Life360 subscriptions
- Hardware revenue benefited from higher unit sales and increased Average Sale Price (ASP) reflecting previous strategic initiatives to clear channel inventory and prioritize higher margin sales channels
- Annualized Monthly Revenue up 43% to $248.7 million
- Stable non-GAAP operating expenses
- Positive Adjusted EBITDA for the second consecutive quarter, in line with prior guidance

# Quarterly AMR has more than tripled since our IPO in May 2019


Quarterly Annualized Monthly Revenue ($M)*
250
200
150
100
50
0
+43%
YoY growth in June 2023 Annualized Monthly revenue
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

*Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period.

# MAU year-on-year growth of 29%

## Life360 Core Monthly Active Users (MAU)(M)


24%
U.S. MAU growth YoY
36%
International MAU growth YoY
COVID-19
6.0
7.3
8.5
8.8
9.6
10.8
10.5
11.2
11.6
9.1
9.2
9.7
10.0
12.1
11.6
11.8
13.2
14.9
17.7
17.6
19.1
20.4
6.5
7.6
8.9
10.0
11.4
12.9
14.6
16.8
16.7
16.3
16.8
17.0
18.1
20.4
22.2
23.7
25.1
27.0
29.3
30.9
31.7
33.6
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23
US
International

## Life360 Core Returning Monthly Active Users by cohort (RMAU)*(M)


RMAU strength reflects improving retention metrics
COVID-19
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23
2015
2016
2017
2018
2019
2020
2021
2022
2023

*Returning Monthly Active Users are defined as users that are active in a given month who have registered more than 30 days ago

SUBSCRIPTION REVENUE

# YoY increase of 61% for Life360 core subscription

- Strong subscription growth across U.S. and international, with consolidated revenue uplift of 51% including the contribution of hardware subscriptions
- Core Life360 subscription revenue growth of 61%, benefiting from price increases from August 2022 and repricing of existing iOS and Android subscribers in November 2022 and April 2023 respectively
- Global revenue growth underpinned by 17% YoY uplift in Paying Circles, and 31% YoY increase in CY23 Q2 ARPPC

**Consolidated Subscription revenue ($M)***



3.1
16.1
3.8
24.4
4.0
32.4
8.1
61.0
11.7
92.7
CY19 H1
CY20 H1
CY21 H1
CY22 H1
CY23 H1
U.S.
International

**Subscription revenue as a % of total consolidated revenue (CY23 H1)**



Hardware
16%
Other
9%
Hardware Subscription
7%
Life360 International Subscription
7%
Life360 US Subscription
61%

*CY20 revenue is normalised revenue excluding non-recurring adjustment. Direct revenue allocations by region for CY20 have been reclassified to conform with new methodology

PAYING CIRCLE GROWTH AND ACCELERATING ARPPC GROWTH

# Price increase accelerating ARPPC uplift

## Paying Circles by product line (000s)



U.S. Paying Circles increased 10% YoY while increasing prices significantly
93
280
109
337
124
410
138
458
157
529
159
550
171
605
180
647
183
668
169
665
171
698
169
708
166
737
186
804
204
895
227
991
243
1,044
275
1,117
310
1,180
332
1,162
364
1,203
396
1,233
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
US
International

## Average Revenue Per Paying Circle (ARPPC) ($)*



Q2'23 ARPPC increased 42% YoY for US subscribers reflecting price increase
US
International
$141
$61
$51
$40
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23

*Price increase took effect across all Membership tiers from November 2022. Q2'23 International ARPPC QoQ decline due to currency translation impacts
U.S. Membership plan subscribers % total comprise Silver (16%), Gold (80%) and Platinum (4%)

COHORT MONETIZATION TRENDS

# Rapidly growing U.S. and accelerating International monetization

**U.S. Paying Circle Monthly Revenue by Registration Cohort ($M)**


15
10
5
0
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
2016 and Before
2017
2018
2019
2020
2021
2022
2023

**International Paying Circle Monthly Revenue by Registration Cohort ($M)**


2
1
0
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
2016 and Before
2017
2018
2019
2020
2021
2022
2023

HARDWARE REVENUE

# Valuable component of Life360's location ecosystem

- CY23 H1 revenue growth of 31% supported by 7% uplift in hardware units sold, and 11% increase in average sales price (ASP).
- Unit growth reflected reduced returns in Q2'23, and backdrop of weaker consumer electronics category demand in Q2'22. Higher ASP was the result of actions undertaken to change the product mix and reduce promotional activity
- Non-GAAP Hardware margins improved significantly to 25% due to strengthened retail channel inventory and strategic shift to prioritize higher margin sales channels
- Guidance for CY23 revenue growth of 0% - 5%, based on difficulty of forecasting hardware sales in the current challenging environment, as well as a more constrained approach to marketing investment and promotional activities

*Q1'22 revenue is adjusted and includes Tile revenue pre-acquisition

### Hardware revenue ($M)*



2022
2023
11
10
7
12
12
20
Q1
Q2
Q3
Q4

### Hardware revenue as % of total consolidated revenue (CY23 H1)



Hardware
16%
Other
9%
Hardware Subscription
7%
Life360 International Subscription
7%
Life360 US Subscription
61%

OTHER REVENUE

# Revenue stabilization reflects de-risking of Data business

**Data**

- H1 revenue decline of 9% year-on-year reflects new partnership with Placer.ai in January 2022, and transition to solely sales of aggregated insights
- Intentional decision to trade off growth opportunity for predictability and reduced regulatory risk

**Lead Generation**

- Limited strategic focus area in the short term, with expectation of significant long term growth potential

**Total Other Revenue**

- Expectations for CY23 revenue of ~$26 million based on current agreements



Other revenue
($M)*
5.4
10.5
11.6
14.3
13.0
CY19 H1
CY20 H1
CY21 H1
CY22 H1
CY23 H1



Other Revenue as % of total consolidated revenue (CY23 H1)
Hardware
16%
Other
9%
Hardware Subscription
7%
7%
Life360 International Subscription
61%
Life360 US Subscription

Life360

# 02

# Strategy Update

Lauren Antonoff
Chief Operating Officer


BAM!

STRATEGY UPDATE

# 2023 Key Initiatives

## Grow our Audience



## Drive Membership



Join Gold, get a free Tile Mate!
Upgrade to Life360 Gold membership to get a Tile tracker, and for a limited time, you'll also get a surprise gift!

## Expand Internationally



SOS
Usa el botón SOS de Life360 si no te sientes seguro
Caminando solo por la noche
Presente en un tiroteo activo
Sufriendo una emergencia médica

## Maintain financial discipline



# Grow our Audience

## Continuing to improve the core experience and building user engagement for long-term growth


Kayla
Last updated now
12 mph
Love ya!
ETA?
What's up
Kayla
Biking near First Ave
Get Directions
18 min drive to Kayla

**Bring the map to life**


9:41
Sarah
Need a ride?
Sarah
Near W Bowles Avenue
Since 8:52 am
Add place
Get Directions
18 min drive to Sarah

**Amplify member communications to drive engagement**


9:41
Johnson Family
All
Mark
Noah
Peggy
This Week
254 Total Miles
72 mph Top Speed
40 Total Drives
High Speed 30
Phone Usage 62
Hard Braking 0
Rapid Acceleration 1
Congrats!
Location
Driving
Safety
Membership

**Feedback to encourage safer driving**

STRATEGY UPDATE

# Drive Membership

## Leverage hardware bundling and feature-focused promotions to drive continued subscription revenue growth

**In-app member experience**
Enhanced in-app features to drive awareness of key value propositions, improving monetization



9:41
Williams Family
Roadside Assistance is on your way.
Get the roadside help you need right away.
Upgrade to Platinum and get 50 miles of free towing. Learn more.
Start 7-day free trial
Then $24.99/month. Cancel anytime.
No, thanks
9:41
Johnson Family
Maps
Check in
SOS
Track your keys and more in Life360
Learn about Tile trackers
People
Sadah4
105 Main St
Since 8:15 am
95%
Location
Driving
Safety
Membership
9:41
Williams Family
We found your keys.
Easily find your people, pets, & things with Tile
Upgrade to Gold and get a FREE Tile tracker. Learn more.
Start 7-day free trial
Then $14.99/month. Cancel anytime.
No, thanks

**Roadside assistance**

**Pin freshness**

**Promo pin for Tile**



9:41
LIFE360
now
Free gift for a limited time!
Get a Tile Mate ($25 value) plus an extra surprise when you upgrade to Life360 Gold membership.
PLUS A SURPRISE GIFT
Join Gold, get a free Tile Mate!
Upgrade to Life360 Gold membership to get a Tile tracker, and for a limited time, you'll also get a surprise gift! Attach the Tile to your everyday must-haves and never lose them again.
Upgrade to claim offer

**Tile bundling promotion**
Improved early retention results for bundled subscriptions

STRATEGY UPDATE

# Expand Internationally

## Creating free international user experience parity to drive growth

### International Free User Retention (Month 1)

Significantly improving international retention in line with investment with feature parity



60%
50%
40%
30%
20%
10%
COVID-19
Mar-17
Aug-17
Jan-18
Jun-18
Nov-18
Apr-19
Sep-19
Feb-20
Jul-20
Dec-20
May-21
Oct-21
Mar-22
Aug-22
Jan-23

### CY23 H1 achievements – performance and feature parity



KOSTENLOSE UNFALLERKEN
Jede Fahr
schützen.
Tile을 추가했습니다.
Stai bene?

- Launch of free crash detection and enhanced SOS features
- Global integration of Tile with Life360 map
- Significant improvements in App performance e.g. map load-time

### CY23 H2 and beyond goals



In December 2022 I had an accident and the first thing I heard was the Life360 crash detection. After I responded to it I had 9 of my friends arrive to find me within 5 minutes. It was very nice to know the crash detection works.
Ben
UK Life360 Member

- Additional languages and improved localization to establish beachheads for future triple tier launches
- Investment in international marketing to drive engagement and conversion
- Multi-country triple tier launch readiness in late CY24 and beyond

# Expand Internationally

## Monetizing free user base through Membership in key regions

### Canada, UK, Australia Performance

MAU (M)


+42% YoY
CY22 H1
CY22 H2
CY23 H1

User retention is approaching U.S. levels, supporting top of funnel growth

Paying Circles (000s)


+54% YoY
CY22 H1
CY22 H2
CY23 H1

Significant growth in Paying Circles with minimal marketing investment to date

Revenue ($M)


+54% YoY
CY22 H1
CY22 H2
CY23 H1

Improving conversion driving revenue growth, with ARPPC upside opportunity following Membership tier launches

**Predominantly English-speaking country performance (Canada, UK, Australia)**

- Represents a highly attractive market. Key performance indicators are approaching the U.S. levels prior to the Membership launch
  - Engagement
  - User Retention
  - Brand awareness
- Significant CY23 H1 YoY growth despite minimal marketing investment to date
- Triple tier Membership launched in Canada in November 2021, with 120% uplift in ARPPC and 72% increase in revenue. This forms the initial playbook for the international rollout
- UK triple tier Membership on track for CY23 Q4 launch. To include hardware bundling, in line with U.S. Membership experience

STRATEGY UPDATE

# Maintain financial discipline

At pivot point to leverage scale in the cost base while still investing for growth

**Operating Costs by category declining as % total revenue***

Achieved by scale impact and efficiencies without sacrificing growth investment



100%
46%
14%
15%
25%
CY22 H1
72%
32%
9%
15%
15%
CY23 H1
Personnel
User Acquisition & TV
Commissions
Other costs

*Operating costs exclude Cost of Sales and all reconciling adjustments between GAAP and Non-GAAP operating costs as outlined in Appendix 2.

## Expense drivers for CY23 and beyond

- Cost base at scale providing profitability leverage
- More than $15 million annualized savings expected from CY23 Q1 reorganization and restrained hiring
- Platform commissions reducing over time
- Increasing marketing efficiency

**Revenue and Cost history and outlook**



Increasing Adjusted EBITDA margin
CY21
CY22
CY23
Beyond
Revenue
Operating costs

# 03

# Financial Overview

Russell Burke, CFO



# Market leading retention metrics

## US Organic User Retention

Relative retention by cohort (% total)


100%
80%
60%
40%
20%
0%
Months since registration
1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73
Mar-17
Mar-18
Mar-19
Mar-20
Mar-21
'Mar-22
'Mar 23

Month 1 user retention over time


80%
70%
60%
50%
40%
COVID-19
Apr-17
Aug-17
Dec-17
Apr-18
Aug-18
Dec-18
Apr-19
Aug-19
Dec-19
Apr-20
Aug-20
Dec-20
Apr-21
Aug-21
Dec-21
Apr-22
Aug-22
Dec-22
Apr-23

## US Average Churn Rate over Time

(% total monthly subscribers)


iOS
Android
Price increase impact
01/2020
04/2020
07/2020
10/2020
01/2021
04/2021
07/2021
10/2021
01/2022
04/2022
07/2022
10/2022
01/2023
04/2023

Quarterly U.S. ARPPC before and after price increase (US$)


$150
$130
$110
$90
$70
+42%
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23

## Commentary

- The line chart indicates how long users within a given cohort remain with Life360
- Month 1 user retention increased in 2020 and 2021 due to investments in the user experience, remaining stable at historically higher levels
- iOS churn has returned to previous levels following the price impact increase in late 2022 following price increases. Android experienced a similar spike in churn following the April 2023 price increase, however has begun to normalize in line with Android trends

FINANCIAL OVERVIEW

# User cohort cumulative revenue $M*

## Quarter 1


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

## Quarter 2**


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
2Q18
2Q19
2Q20
2Q21
2Q22

## Quarter 3


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
3Q18
3Q19
3Q20
3Q21
3Q22

## Quarter 4


$30
$20
$10
$0
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M 60M 63M 66M
4Q18
4Q19
4Q20
4Q21
4Q22

*Revenue per cohort includes global subscription and other revenue generated by each quarterly cohort over time. Excludes legacy ADT partnership revenue. **Insufficient data for 2Q23

## Commentary

- Higher pricing combined with higher registration volumes and improved user retention has driven significant uplifts in revenue for user cohorts
- CY22 Q3-Q4 revenues up vs CY21 by more than 10% by Month 6
- CY23 Q1 revenues up significantly vs CY22 Q1, with Month 3 revenues higher by more than 15%
- Retention improvements from bundling expected to drive further increases in cohort performance

# Marketing Payback $M

### Quarter 1


$20
$10
$0
-$10
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M

### Quarter 2*


$20
$10
$0
-$10
2Q18
2Q19
2Q20
2Q21
2Q22
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M

### Quarter 3


$20
$10
$0
-$10
3Q18
3Q19
3Q20
3Q21
3Q22
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M

### Quarter 4


$20
$10
$0
-$10
4Q18
4Q19
4Q20
4Q21
4Q22
0M 3M 6M 9M 12M 15M 18M 21M 24M 27M 30M 33M 36M 39M 42M 45M 48M 51M 54M 57M

*Insufficient data for 2Q23

Life360

## Commentary

- Blended marketing payback quarterly summary provides performance insight into overall efforts across all channels in aggregate
- User acquisition and TV spend increased in CY23 Q1 YoY, retaining high levels of efficiency
- Expectation for increased spending in CY23 Q3 during 'Back to School', with a further step-up in Q4'23 to drive efficient future growth
- CY22 user acquisition and TV spend increased, building on the strength of the CY21 performance
- CY23 and CY22 cohorts on track to achieve breakeven well within breakeven targets of 24 months

FINANCIAL OVERVIEW

# Significant U.S. ARPPC uplift from progressive price increases in CY22 H2



$200
$180
$160
$140
$120
$100
$80
$60
$40
0M
3M
6M
9M
12M
15M
18M
21M
24M
27M
30M
33M
36M
39M
42M
45M
48M
51M
54M
57M
60M
63M
66M
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23

Life360

## Pricing Summary

U.S. price increases implemented from CY22 H2

### All New Subs (iOS + android)

(from August 2022)

| | Before | After |
|---|---|---|
| Silver | $4.99 | $7.99 |
| Gold | $9.99 | $14.99 |
| Platinum | $19.99 | $24.99 |
| No change Annual | | |

### Existing Subs

(iOS users notified October 2022, Android in April 2023)

| | Before | After |
|---|---|---|
| Silver | $4.99 | $7.99 |
| Gold | $9.99 | $14.99 |
| Platinum | $19.99 | $24.99 |
| No change Annual | | |

### Legacy Subs

(iOS users notified October 2022, Android in April 2023)

| | Before | After |
|---|---|---|
| Plus | $2.99 | $7.99 |
| Driver Protect | $7.99 | $12.99 |
| Platinum Intro | $14.99 | $19.99 |
| No change Annual | | |

FINANCIAL OVERVIEW

# Net subscription revenue retention at or above 100% even as absolute growth in subscribers accelerates

**Net Revenue Retention - Subscription (vs Previous Half)***



120%
100%
80%
60%
40%
1H21
2H21
1H22
2H22
1H23
Net revenue retention (%)
Gross subscriber adds (000s)

Net revenue retention is measured based on the revenue in the final month of the previous period compared to the revenue from the same set of users earned over the next six months (e.g. for 1H21, revenue retention is calculated as the average monthly revenue over the period vs. the revenue earned in December 2020).

Life360

## Commentary

- The strength of Life360's freemium model is reflected in net subscription revenue retention maintaining at 100% or greater. This is supported by success in driving free users to paid subscriptions, and paid subscribers into higher price plans
- In each half year period, net revenue retention is at or above 100% across the cohort of users who had signed up by the end of the previous period
- Retention remains strong even as absolute subscriber growth accelerates, indicating that subscriber quality is being maintained

FINANCIAL OVERVIEW

# Key Financial Metrics (Non-GAAP)

| $M | CY23 H1 | CY22 H1 | % ch YoY |
|---|---|---|---|
| **INCOME STATEMENT** | | | |
| *U.S. subscription revenue* | *92.7* | *61.0* | *52%* |
| *International subscription revenue* | *11.7* | *8.1* | *45%* |
| Subscription revenue | 104.4 | 69.1 | 51% |
| Hardware revenue | 21.6 | 16.5 | 31% |
| Other revenue | 13.0 | 14.3 | (9)% |
| **Total revenue** | **138.9** | **99.8** | **39%** |
| **Non-GAAP Gross Profit** | **105.8** | **66.5** | **59%** |
| *Non-GAAP Gross Margin %* | *76%* | *67%* | |
| *Non-GAAP Subscription Gross Margin %* | *85%* | *80%* | |
| Research and Development | (37.5) | (43.5) | 14% |
| User Acquisition & TV costs | (13.0) | (13.6) | 4% |
| Other Sales & Marketing | (9.6) | (13.3) | 28% |
| Commissions | (20.8) | (14.7) | (42)% |
| General & Administrative | (18.8) | (14.7) | (28)% |
| **Non-GAAP Operating Expenses** | **(99.6)** | **(99.8)** | **0%** |
| **Adjusted EBITDA*** | **6.2** | **(32.3)** | **NM** |
| *Adjusted EBITDA Margin %* | *4%* | *(32%)* | |
| Stock-based compensation | (18.2) | (16.5) | (10)% |
| Other Non-GAAP adjustments | (2.6) | (7.3) | 65% |
| **EBITDA**** | **(14.6)** | **(56.1)** | **74%** |
| **Net Profit/(Loss)** | **(18.5)** | **(58.2)** | **68%** |
| **CASH FLOW** | | | |
| Net cash used in operating activities | (5.5) | (38.5) | 86% |
| Net cash used in investing activities | (0.9) | (113.8) | NM |
| Net cash provided by/(used in) financing activities | (19.8) | 0.3 | NM |
| **Cash and cash equivalents and restricted cash** | **64.2** | **79.3** | **(19)%** |

Note: Tables may not add due to rounding. Refer to the non-GAAP reconciliation in Appendix 2.
*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
**EBITDA was previously referred to as Statutory EBITDA

Life360

## Commentary

- Non-GAAP gross margin increased YoY supported by higher subscription gross margin which benefited from price increases. Hardware gross margins also increased due to higher ASP
- Non-GAAP Operating Expenses were stable year-on-year as a result of workforce reductions and full integration of acquisitions
- Adjusted EBITDA profit reflected strong revenue growth and stable costs
- SBC increased 10% as a result of increased award volumes and transition equity
- Operating cash outflow improvement relates to the improved Adjusted EBITDA performance, and working capital efficiency post integration of acquisitions
- Investing cash outflows relate to payments for internally developed software
- Financing cash outflows relate to final payments associated with the Tile acquisition and taxes paid for net settlement of equity awards offset by proceeds from the exercise of options
- Total net cash outflow of $26.2m, with cash and cash equivalents, and restricted cash of $64.2m at June 2023

FINANCIAL OVERVIEW

# Income Statement (GAAP)

| $ in millions, except share and per share data | CY23 H1 | CY22 H1 |
|---|---|---|
| **Revenue** | | |
| Subscription | 104.4 | 69.1 |
| Hardware | 21.6 | 16.5 |
| Other | 13.0 | 14.3 |
| **Total revenue** | **138.9** | **99.8** |
| Cost of subscription revenue | 14.4 | 15.0 |
| Cost of hardware revenue | 18.2 | 18.6 |
| Cost of other revenue | 1.7 | 1.9 |
| **Total cost of revenue** | **34.3** | **35.4** |
| **Gross Profit** | **104.6** | **64.4** |
| **Operating expenses** | | |
| Research and development | 50.4 | 52.8 |
| Sales and marketing | 47.7 | 46.1 |
| General and administrative | 25.7 | 26.1 |
| **Total operating expenses** | **123.7** | **125.0** |
| **Loss from operations** | **(19.1)** | **(60.6)** |
| **Other income (expense)** | | |
| Convertible notes fair value adjustment | (0.2) | 2.1 |
| Derivative liability fair value adjustment | (0.2) | 1.3 |
| Other income (expense), net | 1.5 | (1.1) |
| **Total other income, net** | **1.0** | **2.4** |
| **Loss before income taxes** | **(18.1)** | **(58.2)** |
| Provision for (benefit from) income taxes | 0.4 | 0.0 |
| **Net loss** | **(18.5)** | **(58.2)** |
| Net loss per share, basic and diluted | $(0.28) | $(0.95) |
| Weighted-average shares used in computing net loss per share, basic and diluted | 66,032,405 | 61,540,024 |

Note: Tables may not add due to rounding.

# 04

# Outlook



# Outlook

## For CY23 Life360 expects to deliver:

- Core Life360 subscription revenue growth in excess of 50% YoY;
- Hardware revenue growth of 0% to 5%;
- Other revenue of approximately $26 million;
- Consolidated revenue of $300 million - $310 million;
- Positive Adjusted EBITDA* of $9 million - $14 million;
- Positive Operating Cash Flow of $5 million - $10 million; and
- Positive Adjusted EBITDA and Operating Cash Flow for the remaining quarters of CY23.

*Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3



# 05

# Q&A



# 06

# Appendix



APPENDIX 1

# Operating Metrics

| (in millions, except ARPPC,ARPPS,ASP) | Q2 2022 | Q3 2022 | Q4 2022 | Q1 2023 | Q2 2023 |
|---|---|---|---|---|---|
| **Life360 Core*** | | | | | |
| **Monthly Active Users (MAU) - Total** | 42.0 | 47.0 | 48.6 | 50.8 | 54.0 |
| US | 27.0 | 29.3 | 30.9 | 31.7 | 33.6 |
| International | 14.9 | 17.7 | 17.6 | 19.1 | 20.4 |
| Australia | 1.1 | 1.2 | 1.4 | 1.5 | 1.6 |
| **Paying Circles – Total**** | 1.39 | 1.49 | 1.49 | 1.57 | 1.63 |
| US – Total** | 1.12 | 1.18 | 1.16 | 1.20 | 1.23 |
| International** | 0.27 | 0.31 | 0.33 | 0.36 | 0.40 |
| **Average Revenue Per Paying Circle (ARPPC)**** | $90.88 | $93.55 | $105.79 | $120.70 | $119.25 |
| | | | | | |
| **Life360 Consolidated** | | | | | |
| Subscriptions** | 1.9 | 2.1 | 2.1 | 2.1 | 2.2 |
| **Average Revenue per Paying Subscription (ARPPS)**** | $76.38 | $78.03 | $87.54 | $97.98 | $97.83 |
| **Hardware units shipped (stand-alone)** | 0.5 | 0.7 | 1.7 | 0.6 | 0.7 |
| **Average Sale Price (ASP)** | $14.48 | $15.63 | $11.48 | $17.22 | $15.76 |
| **Annualized Monthly Revenue (AMR)** | $174.4 | $184.0 | $224.4 | $239.5 | $248.7 |

* Life360 Core reflects Life360 App only
** Metrics have been recast to reflect the calculations under a revised metric definition

# Cost of Revenue and Operating expenses

## GAAP to Non-GAAP reconciliation

### Cost of revenue

| $M | CY23 H1 | CY22 H1 |
|---|---|---|
| Cost of subscription revenue, GAAP | 14.4 | 15.0 |
| Less: Depreciation and amortization | (0.6) | (0.5) |
| Less: Stock-based compensation | (0.3) | (0.4) |
| Less: Severance and other | (0.1) | - |
| Less: Adjustment in connection with membership benefit | 1.8 | - |
| Total cost of subscription revenue, Non-GAAP | 15.3 | 14.1 |
| Cost of hardware revenue, GAAP | 18.2 | 18.6 |
| Less: Depreciation and amortization | (1.8) | (1.8) |
| Less: Stock-based compensation | (0.4) | (0.3) |
| Less: Severance and other | (0.1) | - |
| Less: Adjustment in connection with membership benefit | 0.3 | - |
| Non-GAAP cost of hardware revenue included in Adj. EBITDA | 16.2 | 16.5 |
| Less: Alignment of accounting policies[1] | - | 1.0 |
| Total cost of hardware revenue, Non-GAAP | 16.2 | 17.5 |
| Cost of other revenue, GAAP | 1.7 | 1.9 |
| Less: Stock-based compensation | - | (0.1) |
| Total cost of other revenue, Non-GAAP | 1.7 | 1.8 |
| Cost of revenue, GAAP | 34.3 | 35.4 |
| Less: Depreciation and amortization | (2.4) | (2.3) |
| Less: Stock-based compensation | (0.7) | (0.7) |
| Less: Severance and other | (0.2) | - |
| Less: Adjustment in connection with membership benefit | 2.1 | - |
| Non-GAAP cost of revenue included in Adjusted EBITDA | 33.1 | 32.4 |
| Less: Alignment of accounting policies[1] | - | 1.0 |
| Total cost of revenue, Non-GAAP | 33.1 | 33.4 |

### Operating expenses

| $M | CY23 H1 | CY22 H1 |
|---|---|---|
| Research and development expense, GAAP | 50.4 | 52.8 |
| Less: Stock-based compensation | (10.1) | (8.9) |
| Less: Severance and other | (2.8) | (0.3) |
| Research and development expense, Non-GAAP | 37.5 | 43.5 |
| Sales and marketing expense, GAAP | 47.7 | 46.1 |
| Less: Depreciation and amortization | (2.1) | (2.1) |
| Less: Stock-based compensation | (1.5) | (2.2) |
| Less: Severance and other | (0.8) | (0.4) |
| Less: User Acquisition & TV Costs | (13.0) | (13.6) |
| Less: Commissions | (20.8) | (14.7) |
| Sales and marketing expense, Non-GAAP | 9.6 | 13.3 |
| General and administrative expense, GAAP | 25.7 | 26.1 |
| Less: Depreciation and amortization | - | (0.2) |
| Less: Stock-based compensation | (5.9) | (4.7) |
| Less: Severance and other | (0.9) | (6.5) |
| General and administrative expense, Non-GAAP | 18.8 | 14.7 |
| Total Operating expenses, GAAP | 123.7 | 125.0 |
| Less: Depreciation and amortization | (2.2) | (2.3) |
| Less: Stock-based compensation | (17.5) | (15.7) |
| Less: Severance and other | (4.5) | (7.3) |
| Total operating expenses, Non-GAAP | 99.6 | 99.8 |

Note: Tables may not add due to rounding
1. Includes non-recurring costs reflecting the alignment of accounting policies attributable to the integration with Tile. As these adjustments are not deemed to be non-routine or one time in nature, they have not been added back to EBITDA or Adjusted EBITDA.

APPENDIX 2

# Balance Sheet (GAAP)

| $M | June 30, 2023 | December 31, 2022 |
|---|---|---|
| **Assets** | *unaudited* | |
| **Current Assets** | | |
| Cash and cash equivalents | 62.4 | 75.4 |
| Restricted cash, current | - | 13.3 |
| Accounts receivable, net | 33.5 | 33.1 |
| Inventory | 10.4 | 10.8 |
| Costs capitalised to obtain revenue contracts, net | 1.3 | 1.4 |
| Prepaid expenses and other current assets | 9.9 | 8.5 |
| **Total current assets** | **117.5** | **142.7** |
| Restricted cash, noncurrent | 1.7 | 1.6 |
| Property and equipment, net | 0.8 | 0.4 |
| Costs capitalized to obtain contracts, noncurrent | 0.8 | 0.6 |
| Prepaid expenses and other assets, noncurrent | 6.7 | 7.1 |
| Operating lease right-of-use asset, noncurrent | 1.4 | 0.8 |
| Intangible assets, net | 49.1 | 52.7 |
| Goodwill | 133.7 | 133.7 |
| **Total assets** | **311.8** | **339.6** |
| **Liabilities and Stockholders' Equity** | | |
| **Current Liabilities** | | |
| Accounts payable | 7.1 | 13.8 |
| Accrued expenses and other current liabilities | 24.4 | 27.0 |
| Escrow liability | - | 13.3 |
| Convertible notes, current | 6.1 | 3.5 |
| Deferred revenue, current | 31.1 | 30.1 |
| **Total current liabilities** | **68.7** | **87.6** |
| Convertible notes, noncurrent | 1.9 | 4.1 |
| Derivative liability, noncurrent | 0.3 | 0.1 |
| Deferred revenue, noncurrent | 1.8 | 2.7 |
| Other liabilities, noncurrent | 1.4 | 0.6 |
| **Total liabilities** | **74.1** | **95.1** |
| **Commitments and Contingencies** | | |
| **Stockholders' Equity** | | |
| Common stock | 0.1 | 0.1 |
| Additional paid-in capital | 513.1 | 501.8 |
| Notes due from affiliates | - | (0.3) |
| Accumulated deficit | (275.5) | (257.0) |
| Accumulated other comprehensive income | - | - |
| **Total stockholders' equity** | **237.7** | **244.5** |
| **Total liabilities and stockholders' equity** | **311.8** | **339.6** |

Note: Tables may not add due to rounding

APPENDIX 2

# Cash Flow (GAAP)

| $M | Six Months Ended June 30, 2023 | 2022 |
|---|---|---|
| **Cash Flows from Operating Activities:** | | |
| Net loss | (18.5) | (58.2) |
| Adjustments to reconcile net loss to net cash used in operating activities: | | |
| Depreciation and amortization | 4.5 | 4.5 |
| Amortization of costs capitalized to obtain contracts | 0.9 | 1.7 |
| Amortization of operating lease right-of-use asset | 0.5 | - |
| Stock-based compensation expense | 18.2 | 16.5 |
| Compensation expense in connection with revesting notes | 0.1 | (0.1) |
| Non-cash interest, net | 0.3 | 0.2 |
| Convertible notes fair value adjustment | 0.2 | (2.1) |
| Derivative liability fair value adjustment | 0.2 | (1.3) |
| Gain on revaluation of contingent consideration | - | (5.3) |
| Non-cash revenue from affiliate | (1.0) | (0.5) |
| Inventory write-off | 0.9 | - |
| Adjustment in connection with membership benefit | (2.1) | - |
| **Changes in operating assets and liabilities, net of acquisitions:** | | |
| Accounts receivable, net | (0.3) | 20.1 |
| Prepaid expenses and other assets | (0.9) | 6.6 |
| Inventory | (0.5) | (1.6) |
| Costs capitalized to obtain contracts, net | (1.0) | (1.8) |
| Accounts payable | (6.7) | (15.0) |
| Accrued expenses and other liabilities | (1.4) | (3.1) |
| Deferred revenue | 1.1 | 0.5 |
| Other liabilities, noncurrent | - | 0.4 |
| **Net cash used in operating activities** | **(5.5)** | **(38.5)** |
| **Cash Flows from Investing Activities:** | | |
| Cash paid for acquisitions, net of cash acquired | - | (113.4) |
| Internal use software | (0.9) | (0.4) |
| Purchase of property and equipment | - | - |
| **Net cash used in investing activities** | **(0.9)** | **(113.8)** |
| **Cash Flows from Financing Activities:** | | |
| Indemnity escrow payment in connection with an acquisition | (13.1) | |
| Proceeds from the exercise of options | 1.6 | 1.8 |
| Taxes paid related to net settlement of equity awards | (8.6) | (1.5) |
| Proceeds from repayment of notes due from affiliates | 0.3 | 0.6 |
| Issuance of common stock | - | 0.1 |
| Cash paid for deferred offering costs | - | (0.7) |
| **Net cash (used in) provided by financing activities** | **(19.8)** | **0.3** |
| Net Decrease in Cash, Cash Equivalents, and Restricted Cash | (26.2) | (152.0) |
| Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period | 90.4 | 231.3 |
| **Cash, Cash Equivalents and Restricted Cash at the End of the Period** | **64.2** | **79.3** |

Life360 Note: Tables may not add due to rounding

APPENDIX 3

# Non-GAAP Financial Measures

| $M | Six Months Ended June 30, 2023 | 2022 |
|---|---|---|
| Net loss | (18.5) | (58.2) |
| Add (deduct): | | |
| Convertible notes fair value adjustment | 0.2 | (2.1) |
| Derivative liability fair value adjustment [1] | 0.2 | (1.3) |
| Provision for (benefit from) income taxes | 0.4 | - |
| Depreciation and amortization [2] | 4.5 | 4.5 |
| Other (income) expense, net | (1.5) | 1.1 |
| **EBITDA** | **(14.6)** | **(56.1)** |
| Stock-based compensation | 18.2 | 16.5 |
| Form 10 transaction costs | - | 2.1 |
| Acquisition and integration costs | - | 10.4 |
| Non-recurring workplace restructuring costs [3] | 3.7 | - |
| Inventory write-off [4] | 0.9 | - |
| Adjustment in connection with membership benefit [5] | (2.1) | - |
| Gain on revaluation of contingent consideration | - | (5.3) |
| **Adjusted EBITDA** | **6.2** | **(32.3)** |

1. To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
2. Includes depreciation on fixed assets and amortization of acquired intangible assets
3. Relates to non-recurring personnel and severance related expenses in connection with the workplace restructure announced on January 12, 2023
4. Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
5. Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

## EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization and (iv) other income (expense). Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization, (iv) other income (expense), (v) stock-based compensation, (vi) Form 10 transaction costs, (vii) acquisition and integration costs, (viii) non-recurring workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, and (xi) gain on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

APPENDIX 3

# Non-GAAP Financial Measures cont'd

The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted (loss) profit from ordinary activities after tax.

| | Six Months Ended June 30, | |
|---|---|---|
| $M | 2023 | 2022 |
| Net loss | (18.5) | (58.2) |
| Stock-based compensation | 18.2 | 16.5 |
| Form 10 transaction costs | - | 2.1 |
| Acquisition and integration costs | - | 10.4 |
| Gain on revaluation of contingent consideration | - | (5.3) |
| Non-recurring workplace restructuring costs [1] | 3.7 | - |
| Inventory write-off [2] | 0.9 | - |
| Adjustment in connection with membership benefit [3] | (2.1) | - |
| Amortization attributable to intangible assets in connection with acquisitions | 4.4 | 4.3 |
| **Adjusted (loss) profit from ordinary activities after tax** | **6.7** | **(30.2)** |

1. Relates to non-recurring personnel and severance related expenses in connection with the workplace restructure announced on January 12, 2023
2. Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
3. Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

**Adjusted (loss) profit from ordinary activities after tax**

Adjusted (loss) profit from ordinary activities after tax is defined as net loss, excluding (i) stock-based compensation, (ii) Form 10 transaction costs, (iii) acquisition and integration costs, (iv) gain on revaluation of contingent consideration, (v) non-recurring workplace restructuring costs, (vi) inventory write-off, (vii) adjustment in connection with membership benefit, and (viii) amortization attributable to intangible assets in connection with acquisitions. The above items are excluded from net loss because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core-results of operations and render comparisons with prior periods and competitors less meaningful. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.


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